UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)July 29, 2003

MILASTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-5105 (Commission File Number)	13-2636669 (I.R.S. Employer Identification No.)

7317 West Lake Street, Minneapolis, MN (Address of principal executive offices)		55426 (Zip code)

Registrant's telephone number, including area code (952) 929-4774

Not Applicable

Former name, former address and former fiscal year, if changed since last report.

Item 7. Exhibits

99.1 Milastar Corporation Press Release dated July 29, 2003.

Item 9. Regulation FD Disclosure.

In accordance with the Securities and Exchange Commission Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9, Regulation FD Disclosure, and Item 12, Results of Operations and Financial Condition. This information, including the accompanying exhibit, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 29, 2003, Milastar Corporation announced via press release its results for the fiscal quarter ended April 30, 2003 and the fiscal year ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this interim report to be signed on its behalf by the undersigned, there unto duly authorized.

MILASTAR CORPORATION
/s/ J. RUSSELL DUNCAN	/s/ DENNIS J. STEVERMER
J. Russell Duncan	Dennis J. Stevermer
Chairman of the Board,	Vice President Treasurer, Principal
Chief Executive Officer and Director	Financial and Accounting Officer

Dated: July 29, 2003